UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  [   ]

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FITLIFE BRANDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 FITLIFE BRANDS, INC.
5214 S. 136th Street
Omaha, Nebraska 68137
(402) 333-5260
July 12, 2019

Dear Stockholders of FitLife Brands, Inc.:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of FitLife Brands, Inc. (the “Company”), which will be held at the offices of the Company located at 5214 S. 136th Street, Omaha, Nebraska, on August 16, 2019, at 9:00 a.m., local time.

Details of the business to be conducted at the Annual Meeting are provided in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. We have also provided a copy of our 2018 Annual Report on Form 10-K (“Annual Report”). We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business and services.

Regardless of whether you plan to attend the Annual Meeting in person, please read the accompanying Proxy Statement and then vote by Internet, telephone or mail as promptly as possible.   Please refer to the Notice for instructions on submitting your vote. Voting promptly will save us additional expense in soliciting proxies and will ensure that your shares are represented at the Annual Meeting. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy. Voting at the Annual Meeting will supersede any votes previously cast.

Our Board of Directors has unanimously approved the proposals set forth in the Proxy Statement and we recommend that you vote in favor of each such proposal.

We look forward to seeing you at the Annual Meeting.

Sincerely,
/s/ Dayton Judd Dayton Judd Chief Executive Officer and Chairman

YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote by Internet, telephone or mail as promptly as possible. Submitting your vote assures that a quorum will be present at the Annual Meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the Annual Meeting may vote in person, even if he or she has returned a proxy.

-i-

  FITLIFE BRANDS, INC.
5214 S. 136th Street
Omaha, Nebraska 68137
(402) 333-5260

  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on August 16, 2019
Dear Stockholders of FitLife Brands, Inc.:

We are pleased to invite you to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of FitLife Brands, Inc. (the “Company”), a Nevada corporation, which will be held at the offices of the Company located at 5214 S. 136th Street, Omaha, Nebraska, on August 16, 2019 at 9:00 a.m., local time, for the following purposes:

1.
To elect five directors to our Board of Directors, each to serve until our next Annual Meeting of Stockholders or until his respective successor is elected and qualified;

2.
To approve the 2019 Omnibus Incentive Plan (the “2019 Plan ”);

3.
To approve, on an advisory basis, the compensation of our Named Executive Officers;

4.
To approve, on an advisory basis, how frequently stockholders believe we should conduct an advisory vote on the compensation of our Named Executive Officers;

5.
Ratifying the appointment of Weinberg & Company P.A. as our independent auditors for the fiscal year ending December 31, 2019;

6.
Such other matters as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

These matters are more fully discussed in the attached Proxy Statement.

The close of business on July 8, 2019 (the “Record Date”) has been fixed as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Only holders of record of common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. A complete list of these stockholders will be available for examination by any of our stockholders for purposes pertaining to the Annual Meeting at our corporate offices, 5214 S. 136th Street, Omaha, Nebraska 68137, during normal business hours for a period of ten days prior to the Annual Meeting, and at the time and place of the Annual Meeting.

Whether or not you expect to attend in person, we urge you to vote your shares as promptly as possible by Internet, telephone or mail so that your shares may be represented and voted at the Annual Meeting. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction card furnished by the record holder.

Our Board of Directors unanimously recommends that you vote “FOR” Proposal Nos. 1, 2, 3, 4 and 5, each of which are described in detail in the accompanying Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON AUGUST 16, 2019:

THE ANNUAL REPORT AND PROXY STATEMENT ARE AVAILABLE ONLINE AT: www.colonialstock.com/Fitlife2019.

By Order of the Board of Directors,
Omaha, Nebraska	/s/ Dayton Judd Dayton Judd
July 12, 2019	Chief Executive Officer and Chairman

-ii-

  FITLIFE BRANDS, INC.
5214 S. 136th Street
Omaha, Nebraska 68137
(402) 333-5260

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors of FitLife Brands, Inc., a Nevada corporation (the “Company”), for use at the 2019 Annual Meeting of Stockholders (“Annual Meeting”) to be held on August 16, 2019 at 9:00 a.m., local time, and at any adjournment or postponement thereof, at the offices of the Company located at 5214 S. 136th Street, Omaha, Nebraska.

These proxy solicitation materials were mailed on or about July 12, 2019, to all stockholders entitled to notice of, and to vote at, our Annual Meeting. The proxy materials are also available free of charge on the Internet at: www.colonialstock.com/Fitlife2019.

Voting

The specific proposals to be considered and acted upon at our Annual Meeting are described in more detail in this Proxy Statement.  Stockholders of record at the close of business on July 8, 2019 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 1,015,146 shares of common stock, $0.01 par value per share (“Common Stock”), issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date.

Reverse/Forward Split

On April 11, 2019, the Company filed two Certificates of Change with the Secretary of State of the State of Nevada, the first to effect a reverse stock split of both the Company’s issued and outstanding and authorized Common Stock, at a ratio of 1-for-8,000 (the “Reverse Split”), and the second to effect a forward stock split of both the Company’s issued and outstanding and authorized Common Stock at a ratio of 800-for-1 (the “Forward Split,” and together with the Reverse Split, the “Reverse/Forward Split”). The Reverse/Forward Split became effective on April 16, 2019. All share amounts, including per share amounts, are provided on a post-Reverse/Forward Split-basis.

Quorum

In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares entitled to vote must be represented at the Annual Meeting, either in person or by properly executed proxy. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Required Vote for Approval

Proposal No. 1: Election of Directors. For the five nominees who receive the greatest number of votes cast at the Annual Meeting by the shares present in person or by proxy and entitled to vote will be elected.

Proposal No. 2: Approve the 2019 Omnibus Incentive Plan. To approve the Company’s 2019 Omnibus Incentive Plan (the “2019 Plan”), the number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this Proposal.

Proposal No. 3: Advisory Vote to Approve Executive Compensation.  This proposal calls for a non-binding, advisory vote regarding the compensation paid to our Named Executive Officers (the “Say-on-Pay Vote”). Accordingly, there is no "required vote" that would constitute approval. However, our Board of Directors, including our Compensation Committee, values the opinions of our stockholders and will consider the result of the vote when making future decisions regarding our executive compensation policies and practices.

 Proposal No. 4: Advisory Vote to Approve the Frequency of Advisory Votes on Executive Compensation. The advisory vote to approve the frequency of the advisory votes on executive compensation is not binding on us, our board of directors, or management. A stockholder may vote to set the frequency of the “say on pay” vote to occur “EVERY YEAR”, “EVERY TWO YEARS, “EVERY THREE YEARS”, or the stockholder may vote to “ABSTAIN”. The choice among those four choices that receives the highest number of votes will be deemed the choice of the stockholders.

Proposal No. 5: Ratification of Appointment of Auditors. To ratify the appointment of Weinberg & Company P.A. as our independent auditors for the fiscal year ending December 31, 2019, the number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this Proposal.

Abstentions and Broker Non Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  If you do not give your broker or nominee specific instructions regarding such matters, your proxy will be deemed a “broker non-vote.”

Under Nevada law and our Bylaws, each matter (other than the election of directors) is determined by the vote of the holders of a majority of the voting power present or represented by proxy. For these matters, abstentions are treated as shares present or represented by proxy, so abstentions have the same effect as negative votes. Broker non-votes, however, are not deemed to be present to represented by proxy and, therefore, do not have any effect on the outcome of these matters.

Proxies

If your proxy is properly returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) FOR the election of five directors nominated by our Board, (ii) FOR the approval of the 2019 Plan, (iii) FOR the Say-on-Pay Vote, (iv) to hold advisory votes on executive compensation EVERY THREE YEARS, (v) FOR ratification of the appointment of Weinberg & Company P.A. as our independent auditors for fiscal year 2019, and (iv) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You may revoke or change your proxy at any time before the Annual Meeting by filing with our Corporate Secretary at our principal executive offices at 5214 S. 136th Street, Omaha, Nebraska 68137, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.  Attendance at the Annual Meeting alone will not revoke your proxy.  If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your broker or record holder to vote personally at the Annual Meeting.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Notice, as well as the preparation and posting of this Proxy Statement and any additional solicitation materials furnished to the stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies may be supplemented by a solicitation by telephone, e-mail or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by email, telephone and mail.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Bylaws provide that the Board of Directors shall consist of not less than one, nor more than nine directors, and that upon any change in the number of directors, any newly created directorships or eliminated directorships shall be apportioned by the remaining members of the Board of Directors or by stockholders. The Company’s Board of Directors currently consists of five directors, and these five directors are nominated for election at the Annual Meeting. Each nominee has confirmed that he will be able and willing to serve as a director if elected. If any of the nominees becomes unable or unwilling to serve, your proxy will be voted for the election of a substitute nominee recommended by the current Board of Directors. Upon recommendation of the Board of Directors, the Board of Directors has nominated for election as directors at our Annual Meeting Messrs. Dayton Judd, Lewis Jaffe, Grant Dawson, Seth Yakatan, and Todd Ordal.

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the voting shares present or represented by proxy and entitled to vote at the Annual Meeting. The five nominees receiving the highest number of affirmative votes will be elected. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

The Board of Directors recommends that the stockholders vote “FOR” the election of Mr. Judd, Mr. Jaffe, Mr. Dawson, Mr. Yakatan and Mr. Ordal.

The following sections set forth certain information regarding the nominees for election as directors of the Company. There are no family relationships between any of the directors and the Company’s executive officers.

Name	Age	Title
Dayton Judd	47	Chief Executive Officer and Chairman
Lewis Jaffe	62	Director
Grant Dawson	50	Director
Seth Yakatan	49	Director
Todd Ordal	62	Director

Each of the Company’s executive officers and directors will hold office until their successors are duly elected and qualified.  The background and principal occupations of each officer and director are as follows:

  Dayton Judd has served as a director of the Company since June 2017, is currently the Chairman of the Company’s Board of Directors, and began serving as the Company’s Chief Executive Officer on February 18, 2018. Mr. Judd is the Founder and Managing Partner of Sudbury Capital Management (“Sudbury”). Prior to founding Sudbury, Mr. Judd worked from 2007 through 2011 as a Portfolio Manager at Q Investments, a multi-billion dollar hedge fund in Fort Worth, Texas. Prior to Q Investments, he worked with McKinsey & Company from 1996 through 1998, and again from 2000 through 2007. He graduated from Brigham Young University in 1995 with a Bachelor’s Degree, summa cum laude, and a Master’s Degree, both in accounting. He also earned an M.B.A. with high distinction from Harvard Business School in 2000, where he was a Baker Scholar. Mr. Judd is a Certified Public Accountant.

The Company’s Nominating and Corporate Governance Committee believes that Mr. Judd’s significant experience in investing in microcap companies, together with his substantial ownership position in the Company’s common stock, will assist the Board of Directors in the management of the Company, and setting goals and objectives to build stockholder value.

Lewis Jaffe has served as a director of the Company since 2010, and served as the Chairman of the Company’s Board of Directors from July 2011 to October 2017. Mr. Jaffe is a Clinical Professor in the school of Entrepreneurship at Loyola Marymount University, a position he has held since the fall of 2014, where he was awarded Professor of the Year in 2016. He was Chief Executive Officer of Movio, a high speed, mobile movie and content downloading service and application, prior to its sale. Prior to Movio, Mr. Jaffe was a principal at Jaffe & Associates (“J&A”), a consulting and advisory firm that provides strategic and tactical planning to mid-market companies and CEO coaching to their executives. Prior to 2009, Mr. Jaffe was Interim Chief Executive Officer and President of Oxford Media, Inc., where he served from 2006 to 2008. Mr. Jaffe has also served in executive management positions with Verso Technologies, Inc., Wireone Technologies, Inc., Picturetel Corporation, and was also previously a Managing Director of Arthur Andersen. Mr. Jaffe is a graduate of the Stanford Business School Executive Program and holds a Bachelor of Science from LaSalle University. Mr. Jaffe also served on the Board of Directors of Benihana, Inc. as its lead independent director from 2004 to 2012. He is currently on the Board of Directors of Reed’s Inc. (NYSE: REED) and Yorktel, a privately held telecommunications company.

The Company’s Nominating and Corporate Governance Committee believes that Mr. Jaffe’s experience as a CEO of both public and private companies, and consultant providing strategic and tactical planning to public companies, as well as his corporate governance expertise, provide management and the Board of Directors with a depth of experience, knowledge, systems and best practices to guide corporate strategy and business operations.

Grant Dawson has served as a director of the Company since November 2013, and is currently a Portfolio Manager of Fixed Income Investments for Polar Asset Management Partners (“Polar”), where he has worked since 2014. Mr. Dawson brings more than 15 years of experience in finance and has significant board-level experience in corporate governance for public companies. Prior to Polar, he was Managing Director of Fixed Income Investments for Manulife Asset Management, a subsidiary of Manulife Financial Corporation and Vice President and Lead Analyst responsible for corporate debt ratings with Dominion Bond Rating Agency. Prior to such time, Mr. Dawson held various senior management positions in credit management and corporate finance with Nortel and in equity research with Dain Rauscher Ltd. Mr. Dawson earned an M.B.A. from the SMU Cox School of Business, a B.Comm in Finance from the University of Windsor, and holds the Chartered Financial Analyst designation. Additionally, Mr. Dawson is a member of the Institute of Corporate Directors and holds the ICD.D designation.

The Company’s Nominating and Corporate Governance Committee believes that Mr. Dawson’s extensive expertise and knowledge regarding corporate finance and investment banking matters, as well as corporate governance, provides the Company with valuable insight and will assist the Company as it builds a long-term, sustainable capital structure.

Seth Yakatan has served a director of the Company since September 2015, as Vice President of Business Development for Invion, Ltd. (ASX: IVX) since August 2012, and as a Partner of Katan Associates, Inc., a corporate strategy and finance advisory group, since April 2001. Prior to joining the Company’s Board of Directors, Mr. Yakatan served as a director for iSatori, Inc. from September 2014 until the completion of the Company’s acquisition of iSatori. Prior to founding Katan Associates, Inc. in 2001, Mr. Yakatan worked in merchant banking at the Union Bank of California, N.A., in the Specialized Lending Media and Telecommunications Group, and as a venture capital analyst with Ventana Growth Funds and Sureste Venture Management. Mr. Yakatan holds an M.B.A. in Finance from the University of California, Irvine, and a Bachelor of Arts in History and Public Affairs from the University of Denver.

The Company’s Nominating and Corporate Governance Committee believes that Mr. Yakatan’s 25 years of experience as a life sciences business development and corporate finance professional, including actively supporting small cap and major companies in achieving corporate, financing, and asset monetization objectives, provides the Board of Directors with valuable guidance and expertise based on his extensive knowledge and understanding of banking matters.

Todd Ordal has served a director of the Company since September 2015, and is the President and founder of Applied Strategy, LLC, a private consulting company founded in 2003 that provides consulting and coaching services to chief executive officers and other executives around the word. Prior to joining the Company’s Board of Directors, Mr. Ordal served as a director for iSatori, Inc. from April 2012 until the completion of the Company’s acquisition of iSatori. Before founding Applied Strategy, LLC, Mr. Ordal served as Chief Executive Officer of Dore Achievement Centers from December 2002 until November 2004, and President and Chief Executive Officer of Classic Sports Companies from January 2001 until December 2002. Prior to Classic Sport Companies, Mr. Ordal served as a Division President for Kinko’s Service Corporation, where he had accountability for $500 million in revenue, 300 stores and 7,000 people, and as a member of the Board of Directors for Kinko’s from July 1992 until July 1997. He has also served on several non-profit boards and boards of advisors. Mr. Ordal received his Bachelor’s Degree in psychology from Morehead State University and his M.B.A. from Regis University.

The Company’s Nominating and Corporate Governance Committee believes that Mr. Ordal’s considerable experience with growing successful businesses, as well as his extensive knowledge and understanding of marketing and finance matters, will provide the Board of Directors with valuable guidance and insight.

There have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions material to the evaluation of the ability and integrity of any of the Company’s executive officers or directors during the past ten years.

CORPORATE GOVERNANCE, BOARD COMPOSITION AND BOARD COMMITTEES

Term of Office

Pursuant to our Bylaws, each member of our Board of Directors shall serve from the time they are duly elected and qualified, until our next Annual Meeting of Stockholders or until their death, resignation or removal from office.

Board Member Independence

The Board believes that a majority of its members are independent directors. The Board has determined that, other than Mr. Judd, all of its directors are independent directors as defined by the rules and regulations of the NASDAQ Capital Market.

Board Structure

The Board does not have a policy regarding the separation of the roles of the Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interest of the Company and its stockholders to make that determination based on the position and direction of the Company and the membership of the Board, from time to time. Currently, Mr. Judd serves as both our principal executive officer and as Chairman of our Board of Directors.

Board Risk Oversight

Our Board administers its oversight function through both regular and special meetings and by frequent telephonic updates with our senior management. A key element of these reviews is gathering and assessing information relating to risks of our business. All business is exposed to risks, including unanticipated or undesired events or outcomes that could impact an enterprise’s strategic objectives, organizational performance and stockholder value. A fundamental part of risk management is not only understanding such risks that are specific to our business, but also understanding what steps management is taking to manage those risks and what level of risk is appropriate for us. In setting our business strategy, our Board assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk.

Although our Board has the ultimate oversight responsibility for our risk management process, various committees of our Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and the assessments of risks reflected in audit reports. Legal and regulatory compliance risks are also reviewed by our Audit Committee. Risks related to our compensation programs are reviewed by the Compensation Committee. Our Board is advised by the committees of significant risks and management’s response via periodic updates.

Board Meetings

The Board held eight meetings during the year ended December 31, 2018, supplemented by numerous additional discussions by and among a majority of the Board, and numerous actions effectuated by unanimous written consent in lieu of a formal motion and vote during an official meeting. In 2018, incumbent directors attended 100% of the aggregate number of meetings of the Board.

Board Committees and Charters

  The Board has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Board appoints the members and chairpersons of these committees. Copies of each committee charter is available by making a request to the Company’s Corporate Secretary at 5214 S. 136th Street, Omaha, Nebraska 68137.

Audit Committee

Members:	Grant Dawson (Chairman)
Lewis Jaffe
Todd Ordal

Number of Meetings in 2018:	The Audit Committee held four meetings during 2018.

Functions:
The Audit Committee provides assistance to the Board of Directors in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee also oversees the audit efforts of our independent accountants and takes those actions as it deems necessary to satisfy it that the accountants are independent of management.

Independence:
The members of the Audit Committee each meet the independence standards established by the NASDAQ Capital Market and the SEC for audit committees. In addition, the Board has determined that Messrs. Dawson, Jaffe and Ordal each satisfy the definition of an “audit committee financial expert” under SEC rules and regulations. These designations do not impose any duties, obligations or liabilities on Messrs. Dawson, Jaffe and Ordal that are greater than those generally imposed on them as members of the Audit Committee and the Board, and their designations as audit committee financial experts does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

Compensation Committee

Members:	Grant Dawson (Chairman)
Lewis Jaffe
Seth Yakatan

Number of Meetings in 2018:	The Compensation Committee held three meetings during 2018.

Functions:
The Compensation Committee determines our general compensation policies and the compensation provided to our directors and officers. The Compensation Committee also reviews and determines bonuses for our officers and other employees. In addition, the Compensation Committee reviews and determines equity-based compensation for our directors, officers, employees and consultants and administers our stock option plans and employee stock purchase plan.

Independence:
We believe that the composition of our Compensation Committee meets the criteria for independence under, and the functioning of our Compensation Committee complies with, the applicable requirements of the Sarbanes-Oxley Act of 2002 and current SEC rules and regulations.

Nominating and Corporate Governance Committee

Members:	Lewis Jaffe (Chairman)
Todd Ordal
Seth Yakatan

Number of Meetings in 2018:	The Nominating and Corporate Governance Committee held no meetings during 2018, electing instead to address committee matters by action taken by the entire Board of Directors.

Functions:
The Nominating and Corporate Governance Committee is responsible for making recommendations to the Board of Directors regarding candidates for directorships and the size and composition of the Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the Board concerning corporate governance matters.

Independence:
We believe that the composition of our Nominating and Corporate Governance Committee meets the criteria for independence under, and the functioning of our Nominating and Corporate Governance Committee complies with, the applicable requirements of the Sarbanes-Oxley Act of 2002 and current SEC rules and regulations.

Stockholder Communications with the Board of Directors

Our Board of Directors provides stockholders with the ability to send communications to the Board of Directors, and stockholders may do so at their convenience. In particular, stockholders may send their communications to:

Board of Directors
c/o Corporate Secretary
FitLife Brands, Inc.
5214 S. 136th Street
Omaha, Nebraska 68137

All communications received by the Corporate Secretary are relayed to the Board of Directors of the Company. Members of the Board of Directors are not required to attend our Annual Meetings of Stockholders.

 Exclusion of Liability

The Nevada Business Corporation Act excludes personal liability for directors for monetary damages based upon any violation of their fiduciary duties as directors, except as to liability for any breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, acts in violation of the Nevada Business Corporation Act, or any transaction from which a director receives an improper personal benefit. This exclusion of liability does not limit any right that a director may have to be indemnified and does not affect any director's liability under federal or applicable state securities laws.

PROPOSAL NO. 2

APPROVAL OF THE 2019 OMNIBUS INCENTIVE PLAN

General

On July 3, 2019, our Board of Directors adopted the 2019 Omnibus Incentive Plan (the “2019 Plan”), subject to stockholder approval. The 2019 Plan will supersede and replace our 2010 Stock Incentive Plan (the “Prior Plan”) and no new awards will be granted under the Prior Plan. Any awards outstanding under the Prior Plan on the date of stockholder approval of the 2019 Plan will remain subject to and be paid under the Prior Plan, and any shares subject to outstanding awards under the Prior Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2019 Plan.

The purposes of the 2019 Plan are to enhance our ability to attract and retain highly qualified officers, non-employee directors, key employees and consultants, and to motivate those service providers to serve the Company and to expend maximum effort to improve our business results and earnings by providing to those service providers an opportunity to acquire or increase a direct proprietary interest in our operations and future success. The 2019 Plan also will allow us to promote greater ownership in our Company by the service providers in order to align the service providers’ interests more closely with the interests of our stockholders. Awards granted under the 2019 Plan are designed to qualify for special tax treatment under Section 422 of the Internal Revenue Code of 1986 (the “Code”).

Key Features

The following features of the 2019 Plan are intended to align the interests of our grantees receiving awards under the 2019 Plan with the interest of our stockholders:

●
Limitation on terms of stock options and stock appreciation rights. The maximum term of each stock option and stock appreciation right (“SAR”) is ten years.

●
No repricing or grant of discounted stock options. The 2019 Plan does not permit the repricing of options or SARs either by amending an existing award or by substituting a new award at a lower price. The 2019 Plan prohibits the granting of stock options or SARs with an exercise price less than the fair market value of the common stock on the date of grant.

●
No liberal share recycling. Shares used to pay the exercise price or withholding taxes related to an outstanding award and unissued shares resulting from the net settlement of outstanding options and SARs do not become available for issuance as future awards under the plan.

●
Minimum vesting requirements. The 2019 Plan includes minimum vesting requirements. No more than one-third of any equity-based awards may vest earlier than one year after grant. Certain limited exceptions are permitted.

●
No single-trigger acceleration. Under the 2019 Plan we do not automatically accelerate vesting of awards in connection with a change in control of the Company.

●
Dividends. We do not pay dividends or dividend equivalents on stock options, SARs or other unearned awards, whether time- or performance-vesting.

Summary of the 2019 Plan

The principal features of the 2019 Plan are summarized below. The following summary of the 2019 Plan does not purport to be a complete description of all of the provisions of the 2019 Plan. It is qualified in its entirety by reference to the complete text of the 2019 Plan, which is attached to this Proxy Statement as Appendix A.

Eligibility

Awards may be granted under the 2019 Plan to officers, employees and consultants of our Company and our subsidiaries and to our non-employee directors. Incentive stock options may be granted only to employees of our Company or one of our subsidiaries. As of July 8, 2019, approximately 30 individuals were eligible to receive awards under the 2019 Plan, including 26 executive officers and four non-employee directors.

Administration

The 2019 Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards. The Compensation Committee may delegate its authority to the extent permitted by applicable law.

Number of Authorized Shares

A total of 100,000 shares of Common Stock are authorized for issuance under the 2019 Plan, which represents approximately 7.5% of the fully diluted shares of Common Stock outstanding on the Record Date. In addition, any awards then outstanding under the Prior Plan will remain subject to and be paid under the Prior Plan and any shares then subject to outstanding awards under the Prior Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2019 Plan. Up to 100,000 shares may be granted under the 2019 Plan as incentive stock options under Section 422 of the Code. The shares of Common Stock issuable under the 2019 Plan will consist of authorized and unissued shares, treasury shares, and shares purchased on the open market or otherwise.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2019 Plan and thereafter are forfeited to us, the shares subject to such awards and the forfeited shares will again be available for grant under the 2019 Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the 2019 Plan:

●
the payment in cash of dividends or dividend equivalents under any outstanding award;

●
any award that is settled in cash rather than by issuance of shares of common stock; and

●
any awards granted in assumption of or in substitution for awards previously granted by an acquired company.

Shares tendered or withheld to pay the option exercise price or tax withholding for any award (including restricted stock and restricted stock units) will continue to count against the aggregate number of shares of Common Stock available for grant under the 2019 Plan. In addition, the total number of shares covering stock-settled SARs or net-settled options will be counted against the pool of available shares, not just the net shares issued upon exercise. Any shares of Common Stock repurchased by us with cash proceeds from the exercise of options will not be added back to the pool of shares available for grant under the 2019 Plan.

Adjustments

If certain changes in the common stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in the common stock without our receipt of consideration, or if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by us, we will equitably adjust the number and kind of securities for which stock options and other stock-based awards may be made under the 2019 Plan. In addition, if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by us, we will equitably adjust the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs.

Types of Awards

The 2019 Plan permits the granting of any or all of the following types of awards:

●
Stock Options. Stock options entitle the holder to purchase a specified number of shares of Common Stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either incentive stock options, which must comply with Section 422 of the Code, or nonqualified stock options. The Compensation Committee sets exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% of the fair market value of the Common Stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Compensation Committee determines otherwise, fair market value means, as of a given date, the closing price of the Common Stock. (The fair market value of a share of our Common Stock as of the Record Date was $9.20 per share.) At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed ten years) and other conditions on exercise.

●
Stock Appreciation Rights. The Compensation Committee may grant SARs as a right in tandem with the number of shares underlying stock options granted under the 2019 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the compensation committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed ten years, and the term of a tandem SAR cannot exceed the term of the related stock option.

●
Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. The Compensation Committee may grant awards of restricted stock, which are shares of Common Stock subject to specified restrictions, and restricted stock units, which represent the right to receive shares of the Common Stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Compensation Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms of the 2019 Plan and any other terms and conditions determined by the Compensation Committee.

●
Performance Awards. The Compensation Committee may condition the grant, exercise, vesting, or settlement of any award on such performance conditions as it may specify. We refer to these awards as “performance awards.” The Compensation Committee may select such business criteria or other performance measures as it may deem appropriate in establishing any performance conditions.

Minimum Vesting Requirements

Under the terms of the 2019 Plan, no more than one-third of equity-based awards granted under the 2019 Plan can vest immediately. This requirement does not apply to (i) substitute awards resulting from acquisitions, (ii) shares delivered in lieu of fully vested cash awards, or (iii) awards to non-employee directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders (but not sooner than 50 weeks after the grant date). Also, the Compensation Committee may grant equity-based awards without regard to the minimum vesting requirement with respect to a maximum of five percent of the available share reserve authorized for issuance under the 2019 Plan. In addition, the minimum vesting requirement does not apply to the Compensation Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control, in the terms of the award or otherwise.

No Repricing

Without stockholder approval, the Compensation Committee is not authorized to:

●
lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2019 Plan, such as stock splits;

●
take any other action that is treated as a repricing under generally accepted accounting principles; or

●
cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, restricted stock units or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Claw Back

All cash and equity awards granted under the 2019 Plan will be subject to claw back, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with the terms of any Company claw back or similar policy or any applicable law related to such actions, as may be in effect from time to time.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Change in Control

In the event of a change in control of the Company, the Compensation Committee may accelerate the time period relating to the exercise of any award.  In addition, the Compensation Committee may take other action, including (a) providing for the purchase of any award for an amount of cash or other property that could have been received upon the exercise of such award had the award been currently exercisable, (b) adjusting the terms of the award in a manner determined by the compensation committee to reflect the change in control, or (c) causing an award to be assumed, or new rights substituted therefor, by another entity with appropriate adjustments to be made regarding the number and kind of shares and exercise prices of the award. “Change in control” is defined under the 2019 Plan and requires consummation of the applicable transaction.

Term, Termination and Amendment of the 2019 Plan

Unless earlier terminated by the Board of Directors, the 2019 Plan will terminate, and no further awards may be granted, ten years after the date on which it is approved by stockholders. The board may amend, suspend or terminate the 2019 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of the 2019 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

New Plan Benefits

A new plan benefits table for the 2019 Plan and the benefits or amounts that would have been received by or allocated to participants under the 2019 Plan for the year ended December 31, 2018 if the 2019 Plan were then in effect, as described in the federal proxy rules, are not provided, because, except as noted below, all awards made under the 2019 Plan will be made at the Compensation Committee’s discretion, subject to the terms of the 2019 Plan. Therefore, the benefits and amounts that will be received or allocated under the 2019 Plan generally are not determinable at this time.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2019 Plan generally applicable to us and to participants in the 2019 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations, and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (one year in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of Common Stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards. The U.S. federal income tax consequences of other stock or cash-based awards will depend upon the specific terms of each award.

Tax Consequences to Us. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to limitations imposed under the Code.

Section 409A. We intend that awards granted under the 2019 Plan comply with, or otherwise be exempt from, Section 409A of the Code, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2019 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of Common Stock or otherwise settle an award under the 2019 Plan until all tax withholding obligations are satisfied.

Required Vote and Recommendation of Board of Directors

Assuming that a quorum is present at the Annual Meeting, this proposal will be approved only if a majority of the total votes cast on the Proposal are affirmative. Under Nevada law, abstentions from voting on the proposal and Broker Non-Votes are not counted as votes cast and accordingly will have no effect upon the proposal.

Our Board of Directors recommends that stockholders vote “FOR” the approval of the 2019 Omnibus Incentive Plan.

PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

General

We are providing our stockholders with the opportunity to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the Securities and Exchange Commission's rules. This Say-on-Pay Vote is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act. Section 14A of the Exchange Act also requires that stockholders have the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years. The Board of Directors has determined to hold advisory votes regarding executive compensation every three years.

Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our Named Executive Officers are rewarded for the achievement of our near- and longer-term financial and strategic goals, and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our stockholders.

As an advisory vote, this Proposal is not binding. The outcome of this advisory vote does not overrule any decision by the Company or the Board of Directors (or any committee thereof), create or imply any change to the fiduciary duties of the Company or the Board of Directors (or any committee thereof), or create or imply any additional fiduciary duties for the Company or the Board of Directors (or any committee thereof). However, Management and the Compensation Committee and Board of Directors value the opinions expressed by our stockholders in their vote on this Proposal and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING ADVISORY RESOLUTION:

            RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the disclosure under “Executive Compensation”, the compensation tables and accompanying narrative disclosure, and any related material disclosed in this Proxy Statement, is hereby approved.

Required Vote and Recommendation

Under Nevada law, the number of votes FOR must exceed the number of votes AGAINST to approve this non-binding matter. Abstentions and broker non-votes will no effect on the outcome of this Proposal.

The Board recommends that stockholders vote “FOR” the advisory resolution above, approving of the compensation paid to the Company’s Named Executive Officers.

PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF FUTURE EXECUTIVE COMPENSATION ADVISORY VOTES

General

In Proposal No. 3, we are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers. In this Proposal No. 4, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain.

The Board of Directors will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently, but no less frequently than once every three years, as required by the Dodd-Frank Act. In the future, we will propose an advisory vote on the frequency of the executive compensation advisory vote at least once every six calendar years as required by the Dodd-Frank Act.

After careful consideration, the Board of Directors believes that an executive compensation advisory vote should be held every three years, and therefore our Board of Directors recommends that you vote for a frequency of every THREE YEARS for future executive compensation advisory votes. The proxy card provides stockholders with the opportunity to choose among four options (holding the vote once every year, every two years or every three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

Vote Required and Recommendation

On this non-binding matter, a stockholder may vote to set the frequency of the "say on pay" vote to occur every year, every two years, or every three years, or the stockholder may vote to abstain. The choice among those four choices that receives the highest number of votes will be deemed the choice of the stockholders.

The Board recommends that you vote to hold advisory votes on executive compensation “EVERY THREE YEARS”.

PROPOSAL NO. 5

RATIFICATION OF THE APPOINTMENT OF
WEINBERG & COMPANY P.A. TO SERVE AS OUR
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

The Board of Directors has appointed Weinberg & Company P.A. as our independent registered public accounting firm for the current fiscal year and hereby recommends that the stockholders ratify such appointment.

The Board of Directors may terminate the appointment of Weinberg & Company P.A. as the Company’s independent registered public accounting firm without the approval of the stockholders whenever the Board of Directors deems such termination necessary or appropriate.

 Representatives of Weinberg & Company P.A. will be present at the Annual Meeting, or available by telephone, and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

Principal Accountant Fees and Services

Our independent registered public accounting firm for the years ended December 31, 2018 and 2017 was Weinberg & Company P.A. Set forth below are the aggregate fees we were billed by Weinberg & Company P.A.for professional services rendered for the years ended December 31, 2018 and 2017.

Audit Fees

During the fiscal year ended December 31, 2018 and 2017, the fees for Weinberg & Company P.A. were approximately $78,000 and $79,000, respectively.

Tax Fees

During the fiscal year ended December 31, 2018 and 2017, the fees paid to Weinberg & Company P.A. for tax compliance, tax advice and tax planning were $29,000 and $6,000, respectively.

All Other Fees

During the fiscal years ended December 31, 2018 and 2017, the fees paid to Weinberg & Company P.A. for other services were $13,000 and $89,000, respectively.

The Audit Committee has reviewed the above fees for non-audit services and believes such fees are compatible with the independent registered public accountants’ independence.

Required Vote and Recommendation

Ratification of the selection of Weinberg & Company P.A. as the Company’s independent auditors for the fiscal year ending December 31, 2019 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Under Nevada law and our Bylaws, an abstention will have the same legal effect as a vote against the ratification of Weinberg & Company P.A., and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the ratification. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Weinberg & Company P.A. as the Company’s independent auditors for the fiscal year ending December 31, 2019.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the selection of Weinberg & Company P.A. as the Company’s independent auditors for the fiscal year ending December 31, 2019.

EXECUTIVE OFFICERS

The following table sets forth information regarding the executive officers of the Company:

Name	Age	Title

Dayton Judd (1)	47	Chief Executive Officer
Susan Kinnaman (2)	52	Chief Financial Officer

(1)
Dayton Judd was appointed as the Company’s Chief Executive Officer on February 18, 2018, at which time John Wilson resigned as the Company’s Chief Executive Officer and as a member of the Company’s Board of Directors.

(2)
Susan Kinnaman was appointed as the Company’s Chief Financial Officer on February 18, 2019. Michael Abrams, the Company’s former Chief Financial Officer and former director, resigned from his position as the Company’s Chief Financial Officer and as a director on the Company’s Board effective February 18, 2019.

The Chief Executive Officer and other officers of the Company hold their respective offices at the discretion of the Board.  The background and principal occupations of Mr. Judd is set forth above in Proposal No. 1.

Susan Kinnaman has served as the Company’s Chief Financial Officer since February 18, 2019.  Mrs. Kinnaman was appointed as the Company’s Vice President of Finance on March 12, 2007.  Prior to that, she worked as Controller for Fuchs Machinery, Inc (now BlackHawk Industrial) from 2001 to 2007, Gaffey Crane (now Columbus McKinnon) from 1998 to 2000, StaffMark Inc from 1994-1998, and Helicomb International from 1992-1994.  She graduated from Doane University – Crete, Nebraska in 1989 with a Bachelor’s Degree in Accounting.  Mrs. Kinnaman is a Certified Public Account.

Indemnification of Officers and Directors

As permitted by Nevada law, the Company will indemnify its directors and officers against expense and liabilities they incur to defend, settle, or satisfy any civil or criminal action brought against them on account of their being or having been Company directors or officers unless, in any such action, they are adjudged to have acted with gross negligence or willful misconduct.

EXECUTIVE COMPENSATION
Summary Compensation Table

  The following table sets forth information concerning the compensation paid to the Company’s Chief Executive Officer, and the Company’s two most highly compensated executive officers other than its Chief Executive Officer, who were serving as executive officers as of December 31, 2018 and whose annual compensation exceeded $100,000 during such year (collectively the “Named Executive Officers”).

Name and Principal Position	Year	Salary and Bonus ($)	Stock Awards ($)	Warrants/ Option Awards ($) (1)	All Other Compensation ($)	Total ($)

Dayton Judd (2)	2018	$105,400	$172,500	$146,651	$109,496	$534,047
Chief Executive Officer and Chairman of the Board	2017	$-	$-	$-	$-	$-

Michael Abrams (3)	2018	$240,625	$-	$-	$-	$240,625
Former Chief Financial Officer and Director	2017	$267,193	$-	$-	$50,000	$317,193

Patrick Ryan	2018	$240,032	$15,500	$-	$-	$255,532
Chief Retail Officer	2017	$246,402	$-	$-	$-	$246,838

(1)
The amounts in this column represent the grant date fair value of stock option awards computed in accordance with FASB guidance, excluding the effect of estimated forfeitures under which the Named Executive Officer has the right to purchase, subject to vesting, shares of the Company’s common stock.

(2)
Dayton Judd was appointed as the Company’s Chief Executive Officer on February 18, 2018, and has served as a member of the Company’s Board since 2017. Accordingly, he did not receive any compensation for his role as an officer in the year ended December 31, 2017.

(3)	Mr. Abrams resigned from his position as Chief Financial Officer and as a member of the Company’s Board of Directors effective February 15, 2019.

Employment Agreements

Dayton Judd. Dayton Judd currently serves as the Company’s Chief Executive Officer. Effective July 31, 2018, Mr. Judd receives (i) an annual base salary of $263,500; (ii) an annual cash bonus, the amount of which, if any, shall be determined at the sole discretion of the Compensation Committee; (iii) options to purchase 70,500 shares of the Company’s common stock, which have a term of ten years, an exercise price equal to the fair market value of a share of Company common stock as of the date of grant, of which 1/3 vest immediately, 1/3 vest on the first anniversary of the grant, and the remaining 1/3 vest on the second anniversary of the grant; and (iv) 45,000 shares of restricted common stock, which shares vest (x) 15,000 shares at such date that the 30-day volume weighted average price (“VWAP”) for shares of the Company’s common stock exceeds $12.00, (y) 15,000 shares at such date that the 30-day VWAP exceeds $18.00, and (z) 15,000 shares at such date that the 30-day VWAP exceeds $24.00.

Michael Abrams. Mr. Michael Abrams served as the Company’s Chief Financial Officer up to February 15, 2019. Pursuant to the terms of his Employment Agreement he received an annual base salary of $240,625 in fiscal 2018 and $267,193 in fiscal 2017.

Patrick Ryan. Mr. Patrick Ryan currently serves as the Company’s Chief Retail Officer pursuant to the terms of an Employment Agreement dated June 13, 2019. The Employment Agreement provides that Mr. Ryan shall serve in the capacity of the Company’s Chief Retail Officer through June 7, 2022, subject to standard terms and provisions consistent with agreements of such type. Pursuant to the terms of the Employment Agreement, Mr. Ryan receives (i) an annual base salary of $125,000 per year, which shall increase to $130,000 per year effective on the first anniversary of the Employment Agreement, and to $135,000 per year effective on the second anniversary of the Employment Agreement; (ii) commissions on a monthly basis in arrears in an amount equal to 2.5% of the adjusted gross profit from the sale of franchise-exclusive products, less certain expenses and costs, related to the sale of franchise-exclusive products to both domestic and international locations, as determined in good faith by Company; (iii) an annual cash bonus, in an amount to be determined by the Compensation Committee of the Company’s Board, in its sole discretion, on an annual basis; and (iv) reimbursement for any out-of-pocket expenses reasonably incurred by Mr. Ryan in connection with the performance of his duties.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding unexercised options and stock that had not vested and equity incentive awards held by each of the Named Executive Officers outstanding as of December 31, 2018:

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have n ot vested (#)	Market value of shares or units of stock that have not vested ($)

Dayton Judd	23,500	47,000		$2.80	07/31/28	45,000 (1)	$193,500 (1)
Chief Executive Officer and Chairman

Michael Abrams	5,000			$23.00	02/23/20	-	-
Former Chief Financial Officer and Director

Patrick Ryan
Chief Retail Officer	3,000			$23.00	02/23/20
	2,667	333		$13.90	05/09/21

(1)
Shares vest as follows: (i) 15,000 shares at such date that the 30-day volume weighted average price (“VWAP ) for shares of the Company’s common stock exceeds $12.00, (ii) 15,000 shares at such date that the 30-day VWAP exceeds $18.00, and (iii) 15,000 shares at such date that the 30-day VWAP exceeds $24.00. The market value reported for this award was calculated using the closing price of the Company’s common stock on December 31, 2018, or $4.30 per share, assuming achievement of the maximum award amount.

Securities Authorized for Issuance Under Equity Compensation Plans

 The following table provides information as of December 31, 2018, with respect to the shares of common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements. The information includes the number of shares covered by and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants, excluding the shares to be issued upon exercise of outstanding options and other rights.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders:	143,500	$9.80	6,500

Description of Equity Compensation Plan

The 2010 Stock Incentive Plan (the “2010 Plan”) was adopted by the Company’s Board of Directors on June 30, 2010, and approved by a majority of the Company’s stockholders on August 26, 2010. The 2010 Plan reserves for issuance 150,000 shares of the Company’s common stock for issuance as one of four types of equity incentive awards: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, and (iv) stock units. The 2010 Plan permits the qualification of awards under the plan as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code.

Compensation Committee Interlocks and Insider Participation

No executive officers of the Company serve on the Compensation Committee (or in a like capacity) for the Company or any other entity.

DIRECTOR COMPENSATION

 As a result of Mr. Abrams’ resignation from the Board on February 15, 2019, we currently have five directors, four of whom are considered independent. For the year ended December 31, 2018, each of our directors were entitled to receive $45,000 per annum for their services on the Board, which compensation may be paid in cash, shares of Company common stock or a combination thereof, at the option of each individual director. Subsequent to the year ended December 31, 2018, the Board compensation was reduced to $30,000 per annum effective January 1, 2019.

The table below summarizes the compensation paid to our independent directors for the fiscal year ended December 31, 2018:

	Fees earned or paid in cash (1)	Stock awards	Option awards (2)	Total
Name	($)	($)	($)	($)

Lewis Jaffe	$30,000	$15,000	$-	$45,000
Grant Dawson	$22,500	$22,500	$-	$45,000
Seth Yakatan	$45,000	$-	$-	$45,000
Todd Ordal	$22,500	$22,500	$-	$45,000
Dayton Judd (3)	$8,985	$-	$-	$8,985

(1)
In an effort to conserve the Company’s cash, certain Board members have the option to receive stock awards in lieu of cash fees earned in respect of their annual retainers for service on the Board and its committees. The stock awards vested immediately upon grant and were not subject to any further service by the directors. The amounts in this column represent the grant date fair value of the restricted stock awards granted during 2018 and are computed in accordance with FASB guidance, excluding the effect of estimated forfeitures.

(2)
Represents the grant date fair value of stock option awards computed in accordance with FASB guidance, excluding the effect of estimated forfeitures under which the director has the right to purchase, subject to vesting, shares of the Company’s common stock.

(3)	Mr. Judd served as an independent director until his appointment as the Company’s Interim Chief Executive Officer in February 2018.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Entry into New Line of Credit

On December 26, 2018, the Company issued a line of credit promissory note to Sudbury Capital Fund, LP (“Sudbury”) in the principal amount of $600,000, with an initial advance to the Company in the amount of $300,000. In addition, on December 26, 2018, the Company also issued a promissory note to Mr. Judd, in the principal amount of $200,000. Both of the Notes mature on the earlier to occur of a Change in Control of the Company, as defined in the Notes, or December 31, 2019, and require monthly principal and interest payments beginning April 1, 2019, with a final payment of unpaid principal and interest due December 31, 2019. The Notes bear interest at a rate of 9.0% per annum. Interest due under the terms of the Notes may be paid in cash or, up to and including March 31, 2019, can be accrued and added to the outstanding principal and accrued interest due and payable under the terms of the Notes. Proceeds from the sale of the notes, including existing cash balances, were used to retire all outstanding indebtedness under the terms of a previous debt facility, totaling approximately $590,000 at December 26, 2018.

Dayton Judd, the Company’s Chief Executive Officer and Chairman of the Board of Directors of the Company, is affiliated with Sudbury. The notes were approved by the independent members of the Board of Directors.

Series A Preferred Financing

On November 13, 2018, the Company entered into Subscription Agreements with certain accredited investors, pursuant to which the Company offered and sold to the Purchasers an aggregate of 600 Units for $1,000 per Unit, with each Unit consisting of one share of Series A Preferred and a warrant to purchase that number of shares of Company common stock equal to 30% of the shares of Company common stock issuable upon conversion of the Series A Preferred purchased by the Purchaser. The Warrants shall expire five years from the date of issuance, and are exercisable at a price of $4.60 per share. Warrants to purchase an aggregate of 39,130 shares of Company common stock were issued in the Offering.

The Offering resulted in gross proceeds to the Company of $600,000. Purchasers in the Offering included Dayton Judd, the Company’s Chairman and Chief Executive Officer, and Grant Dawson, a director. A portion of the Offering was also sold to an unaffiliated third party.

OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
 AND RELATED STOCKHOLDER MATTERS

The following tables set forth information regarding shares of our Series A Preferred and common stock beneficially owned as of June 30, 2019, by:

(i)
  each of our officers and directors;a
(ii)
all officers and directors as a group; and
(iii)
each person known by us to beneficially own five percent or more of the outstanding shares of our Series A Preferred and common stock. Percent ownership is calculated based on 600 shares of our Series A Preferred and 1,015,146 shares of our common stock outstanding at June 30, 2019.

Beneficial Ownership of our Series A Preferred
Name	Title of Class	Number of Shares Owned		% Ownership of Class

Dayton Judd	Series A Preferred	525	(1)	87.5%

Grant Dawson	Series A Preferred	25		4.2%

All Officers and Directors as a group (seven persons)	Series A Preferred	550		91.7%

(1)
Shares of Series A Preferred are held by Sudbury Capital Fund, LP, Sudbury Holdings, LLC, Sudbury Capital GP, LP, and Sudbury Capital Management, LLC. Sudbury Holdings, LLC is the parent company of Sudbury Capital Fund, LP; Sudbury Capital GP, LP is the general partner of Sudbury Capital Fund, LP; Sudbury Capital Management, LLC is the investment adviser of Sudbury Capital Fund, LP; and Mr. Judd as a member of Sudbury Holdings, LLC and Sudbury Capital Management, LLC, and a limited partner of Sudbury Capital GP, LP. Mr. Judd may be considered the beneficial owner of the shares held by Sudbury Capital Fund, LP, as Mr. Judd is the Founder and Managing Partner of Sudbury Capital Management, LLC.

Beneficial Ownership of our Common Stock

Name and Address of Owner (1)	Title of Class	Number of Shares Owned	Percentage of Class (2)

Dayton Judd (3)	Common Stock	491,279	40.5%

Susan Kinnaman (4)	Common Stock	3,649	* %

Patrick Ryan (5)	Common Stock	11,105	1.1%

Lewis Jaffe (6)	Common Stock	15,931	1.6%

Todd Ordal	Common Stock	14,510	1.4%

Seth Yakatan	Common Stock	-	* %

Grant Dawson (7)	Common Stock	27,338	2.7%

All Officers and Directors as a group (seven persons)	Common Stock	563,812	47.6%

(1)	The address of each of the officers and directors is c/o FitLife Brands, Inc., 5214 S. 136th Street, Omaha, NE 68137.

(2)	* Less than 1%

(3)
Consists of 41,419 shares held by Mr. Judd personally, including in IRA accounts; 47,000 shares issuable to Mr. Judd upon the exercise of stock options at $2.80 per share, exercisable within 60 days of June 30, 2019; 251,000 shares held by Sudbury Holdings, LLC; 117,620 shares issuable upon the conversion of 525 shares of the Company’s Series A Convertible Preferred Stock held by Sudbury Holdings, LLC, and 34,240 shares issuable upon the exercise of warrants held by Sudbury Holdings, LLC.

(4)
Includes 2,000 shares issuable upon the exercise of stock options of which 1,000 are exercisable at $13.90 per share, and 1,000 are exercisable at $23.00 per share, each of which are exercisable within 60 days of June 30, 2019.

(5)
Includes 6,000 shares issuable upon the exercise of stock options of which 3,000 are exercisable at $13.90 per share, and 3,000 are exercisable at $23.00 per share, each of which is exercisable within 60 days of June 30, 2019.

(6)	Includes 1,500 shares issuable upon the exercise of stock options at $23.00 per share, exercisable within 60 days of June 30, 2019.

(7)
Includes 1,000 shares issuable upon the exercise of stock options at $23.00 per share, exercisable within 60 days of June 30, 2019; 5,601 shares issuable upon conversion of 25 shares of the Company’s Series A Convertible Preferred Stock; and 1,630 shares issuable upon the exercise of warrants.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board and is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls. The independent registered certified public accountants are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the Company’s audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 with the Company’s management and its independent registered certified public accountants. The Audit Committee met privately with the independent registered certified public accountants and discussed issues deemed significant by the independent registered certified public accountants, including those matters required by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards). In addition, the Audit Committee has received the written disclosures from the independent registered certified public accountants required by the applicable requirements of the Public Company Accounting Oversight Board and discussed with the independent registered certified public accountants their independence from the Company.

Based upon the reviews and discussions outlined above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the SEC.

Audit Committee

Grant Dawson (Chairman)
Lewis Jaffe
Todd Ordal

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company’s securities with the SEC on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities).  Directors, executive officers and beneficial owners of more than 10% of the Company’s common stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2018, management believes that all necessary reports were filed in a timely manner and all filings are current as of the date of this filing, except the following:

●
Grant Dawson, a director of the Company, filed four Form 4s reporting an aggregate of four late transactions;
●
Todd Ordal, a director of the Company, filed three Form 4s reporting an aggregate of three late transactions;
●
Lewis Jaffe, a director of the Company, filed three Form 4s reporting an aggregate of three late transactions; and

ADDITIONAL INFORMATION

Deadline for Receipt of Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be presented at our 2020 Annual Meeting of Stockholders and included in our Proxy Statement and form of proxy relating to that annual meeting must be received by us at our principal executive offices at 5214 S. 136th Street, Omaha, Nebraska 68137, addressed to our Corporate Secretary, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting and must contain specific information concerning the matter to be brought before such meeting and concerning the stockholder proposing such matter. These proposals must comply with applicable Nevada law, the rules and regulations promulgated by the SEC and the procedures set forth in our Bylaws.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics that applies to all of our executive officers, directors and employees, which sets forth the business and ethical principles that govern all aspects of our business. This document will be made available in print, free of charge, to any stockholder requesting a copy in writing from the Company. A form of the Code of Conduct and ethics was filed as Exhibit 14.1 to our Annual Report on Form 10-K for December 31, 2008.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Corporate Secretary at 5214 S. 136th Street, Omaha, Nebraska 68137, or by calling (402) 333-5260. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

Other Matters

At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

The Board of Directors invites you to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, please submit your vote by Internet, telephone or mail as promptly as possible so that your shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR MAIL AS PROMPTLY AS POSSIBLE.  VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

By order of the Board of Directors,

/s/ Dayton Judd
Dayton Judd
Chief Executive Officer and Chairman

FITLIFE BRANDS, INC.

2019 OMNIBUS INCENTIVE PLAN

FitLife Brands, Inc. a Nevada corporation, sets forth herein the terms of its 2019 Omnibus Incentive Plan, as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, Non-Employee Directors (as defined herein), key employees, consultants and advisors, and to motivate such officers, Non-Employee Directors, key employees, consultants and advisors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.  To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.  Upon becoming effective, the Plan replaces, and no further awards shall be made under, the Predecessor Plan (as defined herein).

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1      “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2      “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Other Stock-based Award under the Plan.

2.3      “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets forth the terms and conditions of an Award.

2.4      “Beneficial Owner” means “Beneficial Owner” as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act; except that, in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The term “Beneficial Ownership” has a corresponding meaning.

2.5      “Board” means the Board of Directors of the Company.

2.6      “Change in Control” shall have the meaning set forth in Section 14.3.2.

2.7      “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

2.8      “Committee” means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan.  The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed.  For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.  All references in the Plan to the Board shall mean such Committee or the Board.

2.9      “Company” means FitLife Brands, Inc., a Nevada corporation, or any successor corporation.

2.10     “Common Stock” or “Stock” means a share of common stock of the Company, par value $0.001 per share.

2.11    “Corporate Transaction” means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity by the Company, or other corporate transaction involving the Company or any of its Subsidiaries.

2.12     “Effective Date” means, the date the Plan was approved by the Company’s stockholders.

2.13    “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.14   “Fair Market Value” of a share of Common Stock as of a particular date means (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the shares of Common Stock are not then listed ona national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion.

2.15   “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests.

2.16  “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board in the Award Agreement.

2.17    “Grantee” means a person who receives or holds an Award under the Plan.

2.18    “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.19    “Non-Employee Director” means a member of the Board who is not an officer or employee of the Company or any Subsidiary.

2.20    “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.21    “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.22     “Option Price” means the exercise price for each share of Stock subject to an Option.

2.23    “Other Stock-based Awards” means Awards consisting of Stock units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units.

2.24    “Person” means an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

2.25    “Plan” means this FitLife Brands, Inc.’s 2019 Omnibus Incentive Plan, as amended from time to time.

2.26    “Predecessor Plan” means the Company’s 2010 Stock Incentive Plan, as amended.

2.27    “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.

2.28    “Restricted Period” shall have the meaning set forth in Section 10.1 hereof.

2.29    “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.30    “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.31    “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

2.32    “SEC” means the United States Securities and Exchange Commission.

2.33    “Section 409A” means Section 409A of the Code.

2.34    “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.35    “Separation from Service” means a termination of Service by a Service Provider, as determined by the Board, which determination shall be final, binding and conclusive; provided if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.36   “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.37     “Service Provider” means an employee, officer, Non-Employee Director, consultant or advisor of the Company or an Affiliate.

2.38    “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

2.39    “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.40   “Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or with which the Company or an Affiliate combines.

2.41   “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.42    “Termination Date” means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2 hereof.

3.	ADMINISTRATION OF THE PLAN

3.1       General.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated.  Except as otherwise may be required by applicable law, regulatory requirement or the articles of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan.  The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed.  The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

(i)    designate Grantees;

(ii)   determine the type or types of Awards to be made to a Grantee;

(iii)  determine the number of shares of Stock to be subject to an Award;

(iv)  establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v)   prescribe the form of each Award Agreement; and

(vi)  amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

3.2       No Repricing.

Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Company’s stockholders.  For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 14.  A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

3.3        Clawbacks.

Awards shall be subject to the requirements of (i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (ii) similar rules under the lawsof any other jurisdiction, (iii) any compensation recovery policies adopted by the Company to implement any such requirements or (iv) any other compensation recovery policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to a Grantee.

3.4       Minimum Vesting Conditions.

Notwithstanding any other provision of the Plan to the contrary, no more than one-third of any equity-based Awards granted under the Plan shall vest prior to the first anniversary of the date the Award is granted, excluding, for this purpose, any (i) Substitute Awards, (ii) shares delivered in lieu of fully vested cash incentive compensation under any applicable plan or program of the Company, and (iii) Awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant or the next annual meeting of stockholders (provided that such vesting period under this clause (iii) may not be less than 50 weeks after grant); provided, that, the Board may grant equity-based Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 4.1 (subject to adjustment under Section 14); and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Board’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change in Control, in the terms of the Award or otherwise.

3.5       Deferral Arrangement.

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.

3.6       No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.7       Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.	STOCK SUBJECT TO THE PLAN

4.1       Authorized Number of Shares

Subject to adjustment under Section 14, the total number of shares of Common Stock authorized to be awarded under the Plan shall not exceed 100,000.  In addition, shares of Common Stock underlying any outstanding award granted under the Predecessor Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares shall be available for the grant of new Awards under this Plan.  As provided in Section 1, no new awards shall be granted under the Predecessor Plan following the Effective Date.  Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time to time.

4.2       Share Counting

4.2.1              General

Each share of Common Stock granted in connection with an Award shall be counted as one share against the limit in Section 4.1, subject to the provisions of this Section 4.2.

4.2.2              Cash-Settled Awards

Any Award settled in cash shall not be counted as shares of Common Stock for any purpose under this Plan.

4.2.3              Expired or Terminated Awards

If any Award under the Plan expires, or is terminated, surrendered or forfeited, in whole or in part, without issuance or delivery of vested shares, the unissued or surrendered Common Stock covered by such Award shall again be available for the grant of Awards under the Plan.

4.2.4              Payment of Option Price or Tax Withholding in Shares

The full number of shares of Common Stock with respect to which an Option or SAR is granted shall count against the aggregate number of shares available for grant under the Plan.  Accordingly, if in accordance with the terms of the Plan, a Grantee pays the Option Price for an Option by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to pay the Option Price shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above.  In addition, if in accordance with the terms of the Plan, a Grantee satisfies any tax withholding requirement with respect to any taxable event arising as a result of this Plan for any Award (including Restricted Stock and Restricted Stock Units) by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to satisfy such tax withholding requirements shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above.  Any shares of Common Stock repurchased by the Company with cash proceeds from the exercise of Options shall not be added back to the pool of shares available for grant under the Plan set forth in Section 4.1 above.

4.2.5              Substitute Awards

In the case of any Substitute Award, such Substitute Award shall not be counted against the number of shares reserved under the Plan.

4.3       Award Limits

4.3.1               Incentive Stock Options.

Subject to adjustment under Section 14, 100,000 shares of Common Stock available for issuance under the Plan shall be available for issuance under Incentive Stock Options.

5.	EFFECTIVE DATE, DURATION, AND AMENDMENTS

5.1       Term.

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Company’s stockholders.  The Plan shall terminate automatically on the ten (10) year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2       Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements.  Notwithstanding the foregoing, any amendment to Section 3.2 shall be contingent upon the approval of the Company’s stockholders.  No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards.  No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1       Service Providers.

Subject to this Section 6.1, Awards may be made to any Service Provider, including any Service Provider who is an officer, Non-Employee Director, consultant or advisor of the Company or of any Affiliate, as the Board shall determine and designate from time to time in its discretion.

6.2       Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3      Stand-Alone, Additional, Tandem, and Substitute Awards.

Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. Subject to Section 3.2, the Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

7.	AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine, consistent with the terms of the Plan.  Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice.  Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.  Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1       Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date.  In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2       Vesting.

Subject to Section 8.3 hereof, each Option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Board and stated in the Award Agreement.

8.3       Term.

Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4       Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the stockholders of the Company as provided herein or (ii) after the occurrence of an event which results in termination of the Option.

8.5       Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares.  To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6       Rights of Holders of Options.

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to her/him. Except as provided in Section 14 hereof or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.7       Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled, subject to any transaction fees, as required, to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

8.8       Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1       Right to Payment.

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value of a share of Stock on that date.  SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value of a share of Stock on the Grant Date of the SAR to the extent required by Section 409A.

9.2       Other Terms.

The Board shall determine at the Grant Date, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3      Term of SARs.

The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

9.4       Payment of SAR Amount.

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Stock, as determined by the Board) in an amount determined by multiplying:

(i)     the difference between the Fair Market Value of a share of Stock on the date of exercise over the SAR Exercise Price; by

(ii)    the number of shares of Stock with respect to which the SAR is exercised.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1    Restrictions.

At the time of grant, the Board may, in its sole discretion, establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units as determined by the Board. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.

10.2    Restricted Stock Certificates.

The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3    Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement and subject to Section 16.12, holders of Restricted Stock shall have rights as stockholders of the Company, including voting and dividend rights.

10.4    Rights of Holders of Restricted Stock Units.

10.4.1            Settlement of Restricted Stock Units.

Restricted Stock Units may be settled in cash or Stock, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

10.4.2           Voting and Dividend Rights.

Unless otherwise stated in the applicable Award Agreement and subject to Section 16.12, holders of Restricted Stock Units shall not have rights as stockholders of the Company, including no voting or dividend or dividend equivalents rights.

10.4.3           Creditor’s Rights.

A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5    Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, in the discretion of the Board, in consideration for past Services rendered.

10.6    Delivery of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1    General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2    Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender.  Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant.

11.3    Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 16.3.

11.4    Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including, but not limited to, the Company’s withholding of shares of Stock otherwise due to the exercising Grantee.

12.	OTHER STOCK-BASED AWARDS

12.1    Grant of Other Stock-based Awards.

Other Stock-based Awards may be granted either alone or in addition to or in conjunction with other Awards under the Plan.  Other Stock-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in shares of Common Stock under any other compensation plan or arrangement of the Company.  Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of such Awards.  Unless the Committee determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

12.2    Terms of Other Stock-based Awards.

Any Common Stock subject to Awards made under this Section 12 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

13.	REQUIREMENTS OF LAW

13.1    General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expresslyimposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

13.2    Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

14.	EFFECT OF CHANGES IN CAPITALIZATION

14.1    Changes in Stock.

If (i) the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for which grants of Awards may be made under the Plan (including the per-Grantee maximums set forth in Section 4) shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding Options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

14.2    Effect of Certain Transactions.

Except as otherwise provided in an Award Agreement and subject to the provisions of Section 14.3, in the event of a Corporate Transaction, the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Corporate Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Corporate Transaction in respect of a share of Common stock; provided, however, that, unless otherwise determined by the Committee, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Awards prior to such Corporate Transaction.  Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs pursuant to this Section 14.2 in connection with a Corporate Transaction in which the consideration paid or distributed to the Company’s stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Corporate Transaction as long as, at the election of the Committee, (i) the holders of affected Options and SARs have been given a period of at least fifteen days prior to the date of the consummation of the Corporate Transaction to exercise the Options or SARs (to the extent otherwise exercisable) or (ii) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the Option Price or SAR Exercise Price, as applicable.  For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (ii) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Award Agreement and (2) if the amount determined pursuant to clause (ii) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore.  The treatment of any Award as provided in this Section 14.2 shall be conclusively presumed to be appropriate for purposes of Section 14.1.

14.3    Change in Control

14.3.1            Consequences of a Change in Control

In the event of a Change in Control of the Company, the Board, in its discretion, may, at any time an Award is granted, or at any time thereafter, (i) accelerate the time period relating to the exercise or vesting of the Award; or (ii) take one or more ofthe following actions, which may vary among individual Grantees: (A) provide for the purchase of the Award for an amount of cash or other property that could have been received upon the exercise or vesting of the Award (less any applicable Option Price orSAR Exercise Price in the cash of Options and SARs); (B) adjust the terms of the Awards in a manner determined by the Board to reflect the Change in Control; (C) cause the Awards to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Awards, or the substitution for such Awards of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and such Awards, or the new options and rights substituted therefor, shall continue in the manner and under the terms so provided; (D) accelerate the time at which Options or SARs then outstanding may be exercised so that such Options and SARs may be exercised for a limited period of time on or before a specified date fixed by the Board, after which specified date, all unexercised Options and SARs shall terminate; or (E) make such other provision as the Board may consider equitable.

14.3.2            Change in Control Defined

Except as may otherwise be defined in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following events: (i) the acquisition, directly or indirectly, by any Person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the Beneficial Ownership of more than fifty percent of the outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (i) a complete liquidation or dissolution of the Company; or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent of the total combined voting power of the Company’s outstanding securities are transferred to a Person or Persons different from the Persons holding those securities immediately prior to such merger.

Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

14.4    Adjustments

Adjustments under this Section 14 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

15.	NO LIMITATIONS ON COMPANY

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

16.	TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

16.1    Disclaimer of Rights.

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

16.2    Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

16.3    Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Stock upon the exercise of an Option or SAR, or (iii) otherwise due in connection with an Award.  At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, or the Company may require such obligations (up to maximum statutory rates) to be satisfied, in whole or in part, (i) by causing the Company or the Affiliate to withhold thenumber of shares of Stock otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations (up to maximum statutory rates).  The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 16.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

16.4    Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

16.5    Other Provisions.

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.  In the event of any conflict between the terms of an employment agreement and the Plan, the terms of the employment agreement govern.

16.6    Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

16.7    Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.8    Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to the principles of conflicts of law, and applicable Federal law.

16.9    Section 409A.

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee will have any liability to any Grantee for such tax or penalty.

16.10  Separation from Service.

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement.  Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including, but not limited to, accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

16.11  Transferability of Awards.

16.11.1        Transfers in General.

Except as provided in Section 16.11.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

16.11.2              Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member.  For the purpose of this Section 16.11.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity.  Following a transfer under this Section 16.11.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 16.11.2 or by will or the laws of descent and distribution.

16.12  Dividends and Dividend Equivalent Rights.

If specified in the Award Agreement, the recipient of an Award (other than Options or SARs) may be entitled to receive dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award.  The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement.  Dividend equivalents credited to a Grantee may be reinvested in additional shares of Stock or other securities of the Company at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend was paid to stockholders, as determined in the sole discretion of the Committee.  Notwithstanding any provision herein to the contrary, in no event will dividends or dividend equivalents vest or otherwise be paid out prior to the time that the underlying Award (or portion thereof) has vested and, accordingly, will be subject to cancellation and forfeiture if such Award does not vest (including both time-based and performance-based Awards).

The Plan was adopted by the Board of Directors on May 8, 2019.